                                                                    Exhibit 10.1

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Agreement is made and entered into as of this 12th day of August, 1998, by and among The Medicines Company, a Delaware corporation (the "Company"), the individuals and entities listed on SCHEDULE I hereto (the "Old Investors") and the individuals and entities listed on SCHEDULE II hereto (the "New Investors"). The Old Investors and the New Investors are collectively referred to herein as the "Investors".

         WHEREAS, the Company has previously entered into Stock Purchase Agreements dated September 5, 1996, June 4, 1997 and December 17, 1997, respectively (the "Old Stock Purchase Agreements") with the Old Investors; and

         WHEREAS, the Company and the Old Investors in connection with the Old Stock Purchase Agreements, previously entered into a Registration Rights Agreement dated June 4, 1997, as amended on December 17, 1997 (the "Registration Rights Agreement"); and

         WHEREAS, the Company and the New Investors have entered into a Stock Purchase Agreement dated as of August 12, 1998 (the "Purchase Agreement"), and

         WHEREAS, the Company and the Old Investors believe it to be in their mutual best interests to amend and restate the Registration Rights Agreement; and

         WHEREAS, the Company and the Investors desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended; and

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree to amend and restate the Registration Rights Agreement as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         (a) the term "Common Stock" means the common stock, $0.001 par value per share, of the Company;

         (b) the term "Exchange Act" means the Securities Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the SEC Issued under such Act, as they each may, from time to time, be in effect;

         (c) the term "Holder" shall mean any holder of Registrable Securities;

         (d) the term "Initial Public Offering" means the initial underwritten public offering of equity securities of the Company pursuant to an effective Registration Statement;

         (e) the term "Initiating Holder" shall mean (i) any Holder or Holders who in the aggregate are holders of more than 50% of the then outstanding Registrable Securities, PROVIDED, that as to one (1) of the three (3) requested registrations covered by Section 2 of this Agreement, Holders requesting registration shall be deemed to constitute "Initiating Holders" only if such Holders include Warburg, Pincus Ventures, L.P. ("Warburg"), and as to one (1) of the three (3) requested registrations covered by Section 2 of this Agreement,

Holders requesting such registration shall be deemed to constitute "Initiating Holders" only if such Holders include Biotech Target, S.A. ("Biotech Target"), and (ii) additionally, commencing three (3) years after the date hereof, New Investors who in the aggregate are Holders of more than 20% of the shares of Common Stock issued or issuable upon conversion of the Series III Convertible Preferred Stock of the Company, par value $1.00 per share (the "Series III Preferred Stock");

         (f) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement (and any post-effective amendments filed or required to be filed) in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement;

         (g) the term "Registrable Securities" means (1) any shares of Common Stock issued or issuable on conversion of the Series III Preferred Stock and the Series I Convertible Preferred Stock and Series II Convertible Preferred Stock, each $1.00 par value per share (collectively, the "Preferred Stock"), (ii) any additional shares of Common Stock acquired by the Investors, excluding shares acquired by each of Clive A. Meanwell, Peyton Marshall, Wendy Gordon, John Villiger, Thomas Lategan and Helmut Glersiefen pursuant to the Restricted Stock Purchase Agreements, and (iii) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (i), (ii) or
(iii);

         (h) "Registration Expenses" shall mean, with respect to any registration, all expenses incurred by the Company in compliance with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $25,000 for each such registration (which counsel shall be selected by Holders owning a majority of the Registrable Securities proposed to be included in such registration), blue sky fees and expenses (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements in connection with blue sky qualifications) and the expense of any regular or special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of listing the Registrable Securities on a securities exchange (including reasonable fees and expenses of underwriter's counsel in connection therewith);

         (i) the term "Registration Statement" means a registration statement filed by the Company with the SEC for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation);

         (j) "Restricted Stock Purchase Agreements" shall mean the respective Stock Restriction Agreements between the Company and each of the following: (i) Clive A. Meanwell dated as of September 5, 1996, (ii) Peyton Marshall dated as of October 20, 1997, (iii) Wendy Gordon dated as of November 1, 1997, (iv) John Villiger dated as of March 10, 1997, (v) Thomas Lategan dated as of February 24, 1997, and (vi) Helmut Giersiefen dated as of November 1, 1996 and as amended and restated on April 4, 1997;

         (k) the term "SEC" means the Securities and Exchange Commission, or any other Federal Agency at the time administering the Securities Act;

         (l) the term "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, under the rules and regulations of the SEC issued under such Act, as they each may, from time to time, be in effect;

         (m) "Selling Expenses" shall mean, with respect to any registration, all underwriting discounts and selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $25,000 for such registration; and

         (n) "Stockholders' Agreement" means the Third Amended and Restated Stockholders' Agreement among the Investors, the Company and certain other stockholders dated as of the date of this Agreement.

2.       REQUESTED REGISTRATION.

         (a) REQUEST FOR REGISTRATION. If the Company shall receive from an Initiating Holder at any time or times a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

         (i) promptly give written notice of the proposed registration to all other Holders of Registrable Securities; and

         (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) business days after written notice from the Company is given under Section 2(a)(1) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2:

                  A. In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                  B. After the Company has effected three (3) such registrations pursuant to this Section 2 requested by Initiating Holders described in clause (i) of the definition thereof and two (2) such registrations requested by Initiating Holders described in clause (ii) of the definition thereof, and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed;

                  C. (i) In the case of any registration requested by Initiating Holders described in clause (i) of the definition thereof, if the Registrable Securities requested by all Holders to be registered pursuant to such request do not have, in the good faith judgment of the Board of Directors of the Company, an anticipated aggregate public offering price (before any underwriting discounts and commissions) of at least $5,000,000 (or $10,000,000 if such requested registration is the Initial Public Offering) and, as to the Initial Public Offering, if the request is not made by Holders who in the aggregate hold at least sixty-five percent (65%) of the Registrable Securities;

                           (ii) In the case of any registration requested by Initiating Holders described in clause (ii) of the definition thereof, the Registrable Securities requested by such Initiating Holders to be registered do not constitute at least 15% of the Common Stock issued or issuable upon conversion of the Series III Preferred Stock or do not have, in the good faith judgment of the Board of Directors of the Company, an anticipated aggregate public offering price (before any underwriting discounts and commissions) of at least $5,000,000 (or $10,000,000 if such requested registration is in the Initial Public Offering); or

                  D. If at the time of any request to register Registrable Securities pursuant to this Section 2, the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Holders may include Registrable Securities pursuant to Section 3 or is engaged in any financing, acquisition or other material transaction which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may,, at its option, direct that such request be delayed for the shortest reasonable period of time not in excess of 120 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any one-year period. In any such event, the Company shall promptly give the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of the Registration Statement, the Holders who made the request for registration shall have the right to withdraw the request for registration by giving written notice to the Company within thirty (30) days after receipt of the notice of postponement.

         The Registration Statement filed pursuant to the request of any of the Initiating Holders may, subject to the provisions of Section 2(b) below, include other securities of the Company or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, provided that such Persons shall be subject to the provisions of Section 2(b) below.

         The Initiating Holders that made the registration request may, at any time prior to the effective date of the Registration Statement relating to such registration revoke such request, without liability to any other party, by providing a written notice to the Company revoking such request.

         (b) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.

         If holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Stockholders") request such inclusion, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Holders whose shares are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders holding a majority of Registrable Securities held by the Initiating Holders and reasonably acceptable to the Company and the price, terms and provisions of the underwriting and the offering shall be subject to the approval of the Company and such Initiating Holders. Any affiliate of a Holder may be selected to serve, on an arm's-length basis, as underwriter for an underwritten offering effected pursuant to this Section 2(b). Notwithstanding any other provision of this Section 2, if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares requested to be included by such Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If at least 50% of the Registrable Securities requested to be included in such registration by the Initiating Holders are excluded by reason of the underwriter's marketing limitation, the registration shall not be counted for purposes of paragraph (B) of Section 2(a)(ii). If any of the Holders or any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom without liability to any party by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

3.       COMPANY REGISTRATION.

         (a) INCLUSION IN REGISTRATION. If the Company shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights (including any such registration pursuant to Section 4, but excluding any such registration pursuant to Section 2), other than a registration relating solely to employee benefit plans, or a registration relating solely to a SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

         (i) promptly (but in any event at least 15 days prior to the anticipated filing date) give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

         (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within fifteen (15) days after receipt of the written notice from the Company described in clause (1) above, except as set forth in Section 3(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

         (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to
Section 3(a)(i). In such event, the right of each of the Holders to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3, if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, and (x) if such registration is the Initial Public Offering, the representative may, subject to the allocation priority set forth below, exclude from such registration and underwriting all of the Registrable Securities which would otherwise be underwritten pursuant hereto, and (y) if such registration is other than the Initial Public Offering, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than twenty-five percent (25%) of the securities included therein. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by Other Stockholders of the Company (other than Registrable Securities, if any are held by such Other Stockholders, and other than securities held by holders (other than Holders) who by contractual right demanded such registration ("Demanding Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and the Demanding Holders shall be reduced, on a pro rata basis (based on the number of shares requested to be included by such Holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any Other Stockholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom without liability to any party by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (c) No registration effected under this Section 3 shall relieve the Company of its obligation to effect any registration upon request under Section 2 or Section 4, except as otherwise provided herein.

4.       FORM S-3.

         Following the Initial Public Offering the Company shall use its best efforts to qualify for registration on Form S-3 (or any equivalent successor form) for secondary sales. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request up to nine (9) registrations on Form S-3 (one of which may be exercised by War6urg, one of which may be exercised by Biotech Target, one of which may be exercised by PharmaBio Development, Inc. ("PharmaBio"), one of which may be exercised by the MPM Group (as defined in the Stockholders' Agreement)) and five (5) of which may be exercised by New Investors holding a majority of Registrable Securities held by all of the New Investors (such requests shall be `in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders), subject only to the following:

         (i) The Company shall not be required to effect a registration pursuant to this Section 4 unless the Holder or Holders of Registrable Securities requesting registration propose to dispose of shares of Registrable Securities that are expected to have an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $3,000,000.

         (ii) The Company shall not be required to effect a registration pursuant to this Section 4 within 180 days of the effective date of the most recent registration pursuant to this Section 4 in which securities held by the requesting Holder could have been included for sale or distribution.

         (iii) The Company shall not be required to effect a registration pursuant to this Section 4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

         (iv) If at the time of any request to register Registrable Securities pursuant to this Section 2, the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Holders may include Registrable Securities pursuant to Section 3 or is engaged in any financing, acquisition or other material transaction which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may, at its option, direct that such request be delayed for the shortest reasonable period of time not in excess of 120 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any one-year period. In any such event, the Company shall promptly give the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay.

         The Company shall give prompt written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 4 and as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) business days after written notice from the Company is given; provided that if the registration is for an underwritten offering, the terms of
Section 2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

5.       EXPENSES OF REGISTRATION.

         All Registration Expenses incurred in connection with any registration, qualification or compliance that is proposed or effected pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses in the event the Registration Statement is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Initiating Holders after the date on which such registration was requested if such withdrawal occurs within 10 days of the Initiating Holders becoming aware of such information) and each of the Initiating Holders agrees to bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request (or on some other basis as they may agree), in which case such registration shall not be counted as a registration pursuant to Section 2(a)(ii)(B) or 4. In the event that the Registration Statement is withdrawn and the Initiating Holders requesting registration fail to pay the expenses as provided in the immediately preceding sentence, such registration shall be counted as a registration pursuant to Section 2(a)(ii)(B) or 4.

6.       REGISTRATION PROCEDURES.

         In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holders, as applicable, advised in writing of the effectiveness thereof and of any stop order issued or, to the Company's knowledge, threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and promptly notify such Holder of such lifting or withdrawal of such order. At its expense, the Company will:

         (i) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 6(vi) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period; provided that the Company will, to the extent practicable, at least three days prior to filing a Registration Statement or prospectus or any amendment or supplement thereto, furnish to each Holder copies of such Registration Statement or prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such Holder, documents to be incorporated by reference therein) which documents will be subject to the reasonable review and comments of such Holder and counsel for the Holders, which review will be completed as expeditiously as possible; and the Company will not include any statement in any Registration Statement or prospectus (or amendment or supplement) with respect to such Holder to which such

         Holder shall reasonably object in writing except as may be required to comply with securities laws and disclosure obligations thereunder;

         (ii) furnish to each Holder and to each underwriter, if any, a signed counterpart of: (x) an opinion of counsel for the Company addressed to such Holder and underwriter on which opinion such Holder and underwriter is entitled to rely, and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably request;

         (iii) immediately notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly prepare and furnish to such Holder a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances under which they were made;

         (iv) make available for inspection by any Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility;

         (v) otherwise use its reasonable best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange or I quotation system on which any of the Registrable Securities is then listed or traded; to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities; to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first full calendar month of the Company first fiscal quarter commencing after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (vi) keep such registration effective for a period of 120 days or until the Holders, as applicable, have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided, however, that (A) in the event such Holders are required to refrain from selling securities pursuant to a separate registration during such 120-day period pursuant to Section 10 hereof, such 120-day period shall be extended for a period of time equal to the period during which the Holders refrain from selling any securities in accordance with provisions in Section 10 hereof; and in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in
         (y) and (z) above to be contained in periodic reports filed pursuant to
         Section 13 or 15(d) of the Exchange Act in the Registration Statement; and

         (vii) furnish such number of Registration Statements, prospectuses, amendments or supplements thereto and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request.

7.       INDEMNIFICATION.

         (a) The Company will indemnify each of the Holders, as applicable, each of its officers, directors, partners and agents, and each person controlling each of the Holders within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, with respect to each registration which has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related Registration Statement, notification or the like), as amended or supplemented, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, Exchange Act, state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, partners and agents, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein, PROVIDED that the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company.

         (b) Each of the Holders will, severally (in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders) and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that (i) the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein., and (ii) the obligations of each of the Holders hereunder shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of such Holder.

         (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom. Any counsel representing the Holders (as Indemnifying Party or Indemnified Party) shall be selected by the holders holding a maj9rity of the Registrable Securities included in such registration.

         (d) In order to provide for just and equitable contribution to joint liability in any case in which either (i) any Indemnified Party exercising rights under this Agreement makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Indemnified Party in circumstances for which indemnification Is provided under tills Section 71- then, and in each such case, each Indemnifying Party and Indemnified Party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion-to the relative fault of the Indemnifying Party, on the one hand, and each Indemnified Party, on the other hand; PROVIDED HOWEVER that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and no such Indemnifying Party will be required to contribute any amount in excess of the public offering price of all shares sold by it pursuant to such registration statement. The relative fault of each Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         (f) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party In connection with investigating or defending any such action or claim in accordance with the provisions hereof.

         (g) The foregoing indemnity agreement of the Company and the Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Indemnified Party if a copy of the Final Prospectus was furnished to the Indemnified Party, the Indemnified Party was required by the Securities Act to furnish the Final Prospectus to the person asserting the loss, liability, claim or damage and the Indemnified Party did not so furnish the final Prospectus at or prior to the time such action is required by the Securities Act.

8.       INFORMATION BY THE HOLDERS.

         Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

9.       RULE 144 Reporting.

         (a) With a view to making available the benefits of certain rules and regulations of the SEC which may permit the safe of restricted securities to the public without registration, the Company agrees to:

         (i) make and keep public information available as those terms are understood and defined in Rule 144 of the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

         (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first Registration Statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

10.      "MARKET STAND-OFF" AGREEMENT.

         Each of the Holders agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company at least five
(5) business days prior to the anticipated beginning of the period referred to below, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (1) for a period of 180 days in the case of the "Initial Public Offering (except as part of such offering), and (ii) for a period of 120 days in the case of any offering of shares of Common Stock other than the Initial Public Offering (except as part of such offering), in each case following the effective date of a Registration Statement of the Company filed under the Securities Act, provided that:

         (a) the provisions of this Section-10 shall apply to the Initial Public Offering and to any Registration Statement filed within two (2) years of the Company's Initial Public Offering; and

         (b) all officers and directors of the Company and any entities with which an officer or director is an affiliate which holds securities of the Company enter into and are bound by similar agreements.

         If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (o securities) subject to the foregoing restriction until the end of said 180- t 120-day period, as the case may be. The provisions of this Section 10 shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

         The Company agrees, if requested, by an underwriter of Common Stock (or other securities) of the Company in connection with an underwriting hereby, that
(1) it will not effect any sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company during the period of 120 days (or 180 days, "in the case of the Initial Public Offering) beginning on the effective date of a Registration Statement of the Company filed under the Securities Act without the written consent of such managing underwriter, other than Common Stock (or other securities) of the Company being sold, transferred or disposed of (A) pursuant to such Registration Statement or any other registration requested hereby, (B) pursuant to any of the Company's stock plans, (C) in connection with the conversion or exercise of any liens outstanding securities of the Company, (D) in connection with any collaborative or licensing arrangement, distribution arrangement or loan facility and (E) in connection with the acquisition of another entity or assets of another entity by the Company, and (1i) any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (1) above (except as part of any such registration, if permitted).

11.      TERMINATION.

         The registration rights set forth in this Agreement shall not be available to any Holder IF, IN THE WRITTEN OPINION OF REGULAR, OUTSIDE COUNSEL TO THE Company, all of the Registrable Securities then owned by such Holder could be sold in any ninety (90) day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144 (k)).

12.      CHANGES IN COMMON STOCK OR PREFERRED STOCK.

         If, and as often as, there is any change in, exchange for or substitution of the Common Stock or the Preferred Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Company's securities or other similar change in the capital structure of the Company, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereunder shall continue with respect to the Registrable Securities as so changed.

13.      NOTICES.

         (a) Alt communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

         (i) if to an Investor listed on SCHEDULE I hereto, at his, her or its address set forth in SCHEDULE I, or at such other address as may have been furnished to the Company in writing; or

         (ii) if to an Investor listed on SCHEDULE II hereto, at his, her or its address set forth on SCHEDULE II, or at such other address as may have been furnished to the Company in writing; or

         (iii) if to the Company, at One Cambridge Center, Cambridge, Massachusetts 02142, marked for the attention of Clive A. Meanwell, or at such other address as the Company may have furnished in writing to the Investors, with a copy (which shall not constitute notice) to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,1 marked for the attention of Steven D. Singer, Esq.

         (b) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such malting; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

14.      SUCCESSORS AND ASSIGNS.

         The registration rights set forth in this Agreement shall be assignable by any Investor, in whole or in part, to any transferee of Registrable Securities who (i) beneficially owns at least 1% of the outstanding Common Stock (calculated on an as-converted basis)(within the meaning of Rule 13d-3 under the Exchange Act) or (ii) acquires 100% of the Registrable Securities owned by the transferring Investor on the date of such assignment; provided that any such transferee shall agree in writing to be bound by the obligations of the Investors under this Agreement. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided that the Company may not transfer or assign any of its rights or obligations under this Agreement. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

15.      TERMINATION OF THE REGISTRATION RIGHTS AGREEMENT.

         Upon the effectiveness of this Agreement, the Registration Rights Agreement is terminated and shall be superseded by the provisions of this Agreement.

16.      ENTIRE AGREEMENT; AMENDMENT AND WAIVER.

         This Agreement constitutes the entire understandings of the parties hereto and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Holders of at least seventy-five percent (75%) of the Registrable Securities.

17.      LIMITATION ON ENFORCEMENT OF REMEDIES.

         The Company hereby agrees that it will not assert against the limited partners of any of the Investors any claim it may have under this Agreement by reason of any failure or alleged failure by such Investor to meet its obligations hereunder.

18.      GOVERNING LAW.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

19.      REMEDIES.

         The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the parties could be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) that the parties agree, in addition to any other remedy to which they may be entitled, that the parties may seek the remedy of specific performance of this Agreement, if appropriate, in any action in court.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                 THE MEDICINES COMPANY

                                 By: /s/ Peyton J. Marshall
                                    ----------------------------------------
                                 Name: Peyton J. Marshall
                                 Title: Chief Financial Officer

                                 OLD INVESTORS:

                                 Holders of at least 75% of the Registrable
                                 Securities

                                 By: /s/ Peyton J. Marshall
                                    ----------------------------------------
                                    Under Power of Attorney of Holders
                                    attached hereto

                                 NEW INVESTORS:

                                 Counterpart signature pages attached hereto

                                   SCHEDULE I

Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, New York 10017

MPM Medicines L.P.
One Cambridge Center
Cambridge, Massachusetts 02142

Hanseatic Americas LDC
450 Park Avenue
Suite 2302
New York, New York 10022

PharmaBio Development Inc.
Post Office Box 13979
Research Triangle Park, North Carolina 27709-3979

Biotech Target, S.A
c/o Bellevue Asset Management AG
Grafenauweg 4 P.  0.  Box CH-6301 Zug, Switzerland

Helmut Giersiefen
The Medicines Company
One Cambridge Center
Cambridge, Massachusetts 02142

John Villiger
The Medicines Company Limited
150 Long Drive, St.  Helters
Auckland, New Zealand

Thomas Lategan
The Medicines Company
One Cambridge Center
Cambridge, Massachusetts 02142

Wendy Gordon
The Medicines Company
One Cambridge Center
Cambridge, Massachusetts 02142

Peyton Marshall
The Medicines Company
One Cambridge Center
Cambridge, Massachusetts 02142

Frederick Oleson
5 Partridge Lane
Concord, Massachusetts 07142

John Maraganore
49 Constellation Wharf
Charlestown, Massachusetts 02129

H & D Investments 97
60 State Street
Boston, Massachusetts 02109
Attention: Paul P.  Brountas, Esq.

Frederick Oleson
5 Partridge Lane
Concord, Massachusetts 07142

John Maraganore
49 Constellation Wharf
Charlestown, Massachusetts 02129

H & D Investments 97
60 State Street
Boston, Massachusetts 02109
Attention: Paul P.  Brountas, Esq.

                                   SCHEDULE II

NAME AND ADDRESS OF PURCHASER

E. M. Warburg, Pincus Ventures, L. P.
466 Lexington Avenue
New York, NY 10017

Biotech Growth S.A.
Grafenauweg 4
CH-6301
Zug Switzerland

Hanseatic Americas LDC
450 Park Avenue, Suite 2302
New York, NY 10022

Clive Meanwell
The Medicines Company
One Cambridge Center
Cambridge, MA 02142

Peyton Marshall
The Medicines Company
One Cambridge Center
Cambridge, MA 02142

Jane J. Avinger
207 Avinger Lane
Davidson, NC 28036

H&D Investments 97
Hale and Dorr LLP
60 State Street
Boston, MA 02109

David Ackert
100 Nyala Farm
Westport, CT 06880

Gary S. Roubin Revocable Trust utd
145 East 81st Street
Penthouse B
New York, NY 10028

                          NAME AND ADDRESS OF PURCHASER

Richard Davis
Tucker Anthony
One Beacon Street
Boston, MA 02108

Charles Schwab and Co., Inc.
FBO: Robert L. Avinger, Jr.
UTA Charles Schwab - 1251-7331
101 South Tyron Street
Charlotte, NC 28280

Bayview Investors, Ltd.
555 California Street, Suite 2600
San Francisco, CA 94104

Morgan Stanley Venture Partners L.P.
1221 Avenue of the Americas, 33rd Fl.
New York, NY 10020

Alta Partners
One Embarcadero Center, Suite 4050
San Francisco, CA 94111

Moore Global Investments, Ltd.
1251 Avenue of the Americas, 53rd Fl.
New York, NY 10020

Remington Investment Strategies, L.P
1251 Avenue of the Americas, 53rd Fl.
New York, NY 10020

Credit Suisse Asset Management
AMPE 3 Utlibergstrasse 231
Postfach 800
Zurich, CH-8070
Switzerland

BancAmerica Robertson Stephens
590 Madison Avenue
New York, NY 10022

                             AMENDMENT NO. 2 TO THE
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------


This Amendment No. 2 to the Amended and Restated Registration Rights Agreement dated as of this 19th day of October, 1999 (the "Agreement"), among The Medicines Company, a Delaware corporation (the "Company"), and the Investors (as hereinafter defined).

WHEREAS, the Company and the individuals and entities who were signatories thereto (the "Investors") are parties to the Amended and Restated Registration Rights Agreement dated as of August 13, 1998, as amended to date (the "Amended and Restated Registration Rights Agreement"); and

WHEREAS, the Company and certain of the Investors have entered into a Securities Purchase Agreement of even date herewith with respect to the sale of the Notes and the Warrants, each as defined therein (the "Securities Purchase Agreement"); and

WHEREAS, the Company and the Investors believe it to be in their mutual best interests to amend the Amended and Restated Registration Rights Agreement to provide such Investors with certain rights with respect to the registration under the Securities Act of 1933, as amended, of the shares of capital stock issuable upon the conversion of the Notes and/or the exercise of the Warrants;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

1. AMENDMENT TO SECTION 1. Section 1 of the Amended and Restated Registration Rights Agreement is hereby amended by deleting paragraph (g) of Section 1 in its entirety and substituting in lieu thereof the following:

         "(g) the term "Registrable Securities" means (i) any shares of Common Stock issued or issuable on conversion of the Company's Series I Convertible Preferred Stock, Series II Convertible Preferred Stock, Series III Convertible Preferred Stock and Series III-a Convertible Preferred Stock, each $1.00 par value per share (collectively, the "Preferred Stock"), (ii) any additional shares of Common Stock acquired by the Investors, excluding shares acquired by each of Clive A. Meanwell, Peyton Marshall, Wendy Gordon, John Villiger, Thomas Lategan, Helmut Giersiefen, Richard Malcolm and John Nystrom pursuant to the Restricted Stock Purchase Agreements, (iii) any shares of Common Stock issued or issuable upon the exercise of the Common Stock Purchase Warrants issued under the Securities Purchase Agreement dated October 19, 1999 between the Company and the entities and individuals who are signatories thereto,
                  (iv) any shares of Common Stock issued or issuable upon the conversion of the capital stock issued or issuable upon the conversion of the 8% Convertible Notes issued under the Securities Purchase Agreement dated October 19, 1999 between the Company and the entities and individuals who are signatories thereto, and (v) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (i), (ii) ,(iii) or (iv);" and

2. RATIFICATION. In all other respects, the Amended and Restated Registration Rights Agreement is hereby ratified and confirmed.

3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

4. EFFECTIVE DATE. This Amendment shall become effective upon approval by the Company and the holders of at least 75% of the Registrable Shares (as defined in the Amended and Restated Registration Rights Agreement).

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Amended and Restated Registration Rights Agreement as of the date first above written.

                                  The Medicines Company

                                  By: /s/ Peyton J. Marshall
                                      ---------------------------------------
                                      Name: Peyton J. Marshall
                                      Title: Chief Financial Officer


                                  Holders of at least 75% of the Registrable
                                  Securities

                                  By: /s/ Peyton J. Marshall
                                     -------------------------------
                                      Under Power of Attorney
                                      of Holders attached hereto

                             AMENDMENT NO. 3 TO THE
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

         This Amendment No. 3 to the Amended and Restated Registration Rights Agreement dated as of this 2nd day of March, 2000 (the "Amendment"), among The Medicines Company, a Delaware corporation (the "Company"), and the Investors (as hereinafter defined).

         WHEREAS, the Company and the individuals and entities who were signatories thereto (the "Investors") are parties to the Amended and Restated Registration Rights Agreement dated as of August 13, 1998, as amended to date (the "Amended and Restated Registration Rights Agreement"); and

         WHEREAS, the Company and certain of the Investors have entered into a Securities Purchase Agreement of even date herewith with respect to the sale of the Notes and the Warrants, each as defined therein (the "Securities Purchase Agreement"); and

         WHEREAS, the Company and the Investors believe it to be in their mutual best interests to amend the Amended and Restated Registration Rights Agreement to provide such Investors with certain rights with respect to the registration under the Securities Act of 1933, as amended, of the shares of capital stock issuable upon the conversion of the Notes and/or the exercise of the Warrants;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

1. AMENDMENT TO SECTION 1. Section 1 of the Amended and Restated Registration Rights Agreement is hereby amended by deleting paragraph (g) of Section 1 in its entirety and substituting in lieu thereof the following:

         "(g) the term "Registrable Securities" means (i) any shares of Common Stock issued or issuable on conversion of the Company's Series I Convertible Preferred Stock, Series II Convertible Preferred Stock, Series III Convertible Preferred Stock and Series III-a Convertible Preferred Stock, each $1.00 par value per share (collectively, the "Preferred Stock"), (ii) any additional shares of Common Stock acquired by the Investors, excluding shares acquired by each of Clive A. Meanwell, Peyton Marshall, Wendy Gordon, John Villiger, Thomas Lategan, Helmut Giersiefen, Richard Malcolm and John Nystrom pursuant to the Restricted Stock Purchase Agreements, (iii) any shares of Common Stock issued or issuable upon the exercise of the Common Stock Purchase Warrants issued under the Securities Purchase Agreement dated October 19, 1999 between the Company and the entities and individuals who are signatories thereto,
                  (iv) any shares of Common Stock issued or issuable upon the conversion of the capital stock issued or issuable upon the conversion of the 8% Convertible Notes issued under the Securities Purchase Agreement dated October 19, 1999 between the Company and the entities and individuals who are signatories thereto, (v) any shares of Common Stock issued or issuable upon the exercise of the Common Stock Purchase Warrants issued under the Securities Purchase Agreement dated March 2, 2000 between the Company and the entities and individuals who are signatories thereto, (vi) any shares of Common Stock issued or issuable upon the conversion of the capital stock issued or issuable upon the conversion of the 8% Convertible Notes issued under the Securities Purchase Agreement dated March 2, 2000 between the Company and the entities and individuals who are signatories thereto, and (vii) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (i), (ii) ,(iii), (iv), (v) or (vi);" and

2. RATIFICATION. In all other respects, the Amended and Restated Registration Rights Agreement is hereby ratified and confirmed.

3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

4. EFFECTIVE DATE. This Amendment shall become effective upon approval by the Company and the holders of at least 75% of the Registrable Shares (as defined in the Amended and Restated Registration Rights Agreement).

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Amended and Restated Registration Rights Agreement as of the date first above written.

                                  The Medicines Company

                                  By: /s/ Peyton J. Marshall
                                     ---------------------------------------
                                  Name: Peyton J. Marshall
                                  Title: Chief Financial Officer


                                  Holders of at least 75% of the Registrable
                                  Securities

                                  By: /s/ Peyton J. Marshall
                                     ---------------------------------------
                                      Under Power of Attorney
                                      of Holders attached hereto

                             AMENDMENT NO. 4 TO THE
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

         This Amendment No. 4 to the Amended and Restated Registration Rights Agreement dated as of this 17 day of May, 2000 (the "Amendment"), among The Medicines Company, a Delaware corporation (the "Company"), and the Investors (as hereinafter defined).

         WHEREAS, the Company and the individuals and entities who were signatories thereto (the "Investors") are parties to the Amended and Restated Registration Rights Agreement dated as of August 12, 1998, as amended to date (the "Amended and Restated Registration Rights Agreement"); and

         WHEREAS, the Company and certain of the Investors have entered into a Series IV Convertible Preferred Stock Purchase Agreement of even date herewith with respect to the sale of the Preferred Shares, each as defined therein (the "Purchase Agreement"); and

         WHEREAS, the Company and the Investors believe it to be in their mutual best interests to amend the Amended and Restated Registration Rights Agreement to provide such Investors with certain rights with respect to the registration under the Securities Act of 1933, as amended, of the shares of capital stock issuable upon the conversion of the Preferred Shares;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

1. AMENDMENT TO SECTION 1. Section 1 of the Amended and Restated Registration Rights Agreement is hereby amended by deleting paragraph (g) of Section 1 in its entirety and substituting in lieu thereof the following:

         "(g) the term "Registrable Securities" means (i) any shares of Common Stock issued or issuable on conversion of the Company's Series I Convertible Preferred Stock, Series II Convertible Preferred Stock, Series III Convertible Preferred Stock and Series IV Convertible Preferred Stock, each $1.00 par value per share (collectively, the "Preferred Stock"), (ii) any additional shares of Common Stock acquired by the Investors [prior to the Initial Public Offering], excluding shares acquired by each of Clive A. Meanwell, Peyton Marshall, Wendy Gordon, John Villiger, Thomas Lategan, Helmut Giersiefen, Richard Malcolm and John Nystrom pursuant to the Restricted Stock Purchase Agreements[, and any other shares acquired by an Investor pursuant to the Company's 1998 Stock Incentive Plan], (iii) any shares of Common Stock issued or issuable upon the exercise of the Common Stock Purchase Warrants issued under the Securities Purchase Agreement dated October 19, 1999 between the Company and the entities and individuals who are signatories thereto, (iv) any shares of Common Stock issued or issuable upon the exercise of the Common Stock Purchase Warrants issued under the Securities Purchase Agreement dated March 2, 2000 between the Company and the entities and individuals who are signatories thereto, and (v) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause
         (i), (ii), (iii) or (iv);" and

2. RATIFICATION. In all other respects, the Amended and Restated Registration Rights Agreement is hereby ratified and confirmed.

3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

4. EFFECTIVE DATE. This Amendment shall become effective upon approval by the Company and the holders of at least 75% of the Registrable Shares (as defined in the Amended and Restated Registration Rights Agreement).

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to the Amended and Restated Registration Rights Agreement as of the date first above written.

                                  The Medicines Company

                                  By: /s/ Peyton J. Marshall
                                     ---------------------------------------
                                      Name: Peyton J. Marshall
                                      Title: Chief Financial Officer


                                  Holders of at least 75% of the Registrable
                                  Securities

                                  By: /s/ Peyton J. Marshall
                                     ---------------------------------------
                                      Under Power of Attorney
                                      of Holders attached hereto

      Amendment to the Amended and Restated Registration Rights Agreement

                                 June 19, 2002

     A second sentence in Section 11 of the Amended and Restated Registration Rights Agreement dated as of August 12, 1998, as amended, by and between The Medicines Company and the parties thereto (the "Agreement") shall be inserted so that Section 11 of the Agreement, as amended, shall read in its entirety as follows:

          "The registration rights set forth in this Agreement shall not be available to any Holder if, in the written opinion of regular, outside counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any ninety (90) day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(k)). Upon such event, the Registrable Securities held by such Holder shall cease to be Registrable Securities for purposes of this Agreement."